First-Quarter Earnings May 10, 2022 Exhibit 99.2

2 These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," “model”, "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2022 outlook, including revenue, operating profit, adjusted EBITDA, earnings per share, net debt and leverage, free cash flow and the drivers thereof; 2024 financial targets; the impact of macroeconomic factors, including the impact of COVID-19 and variants, including the Omicron variant, expected future in-person retail sales, the interest rate environment and potential economic recession and global inflation and supply chain disruptions; strength of cash levels; strategic targets and initiatives (including Strategy 1.0 and Strategy 2.0); advancement of sustainability initiatives, including our first sustainability report, and future legacy liability contributions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; general economic issues, including inflation and interest rate increases; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions (including political conflict or unrest), regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; higher-than-expected inflation; labor issues, including labor shortages, negotiations with organized labor and work stoppages; pandemics (including the ongoing Covid-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of Covid-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the American Rescue Plan Act and Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2021 and in related disclosures in our other public filings with the Securities and Exchange Commission. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the First Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com . Safe Harbor Statements and Non-GAAP Results

3 Key Messages Notes: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. First Quarter 2022 Non-GAAP results exclude a one- time $58M tax benef it and a one-time $17M receivables reserve related primarily to customers impacted by the pandemic. 1. Pro-f orma 2019 Revenue adjusted to include results for businesses acquired in 2020-2022 as if they were owned in 2019. 2. Monthly revenue adjusted for the estimated impact of variance in working days. Record-setting first-quarter results • Revenue up 10%, driven by 9% organic growth • Revenue recovery at 95% of pre-Covid levels1…accelerated throughout the quarter with March recovery at 97%2 • Operating profit up 24%, margin 10.4%; up 120 bps • Adjusted EBITDA up 21%, margin 15.4% • EPS up 46%, $1.15 vs $.79 2022 guidance affirmed • Expect revenue growth of 8%-11%, margin expansion of 90-120 bps • Margin expansion driven by internal initiatives, cost reductions and operating leverage (non-GAAP)

4 • 4Q21 ecommerce dropped to 12.9% of total retail sales…close to pre-pandemic levels1 • March 2022 YoY ecommerce sales declined (-3.3%) and in-person sales rose (+11.2%)2 • Industry analyst eMarketer recently revised expectations downward for ecommerce penetration in 2025 by 400bps – from 24% to 20% – demonstrating the expected resiliency of in-person retail3 In-person Retail Sales Now Exceed Pre-pandemic Levels -15% -5% 5% 15% 25% 35% 45% $- $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 $1.8 $2.0 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 eC om m er ce G ro w th To ta l R et ai l S al es (T ril lio ns ) eCommerce Retail Sales In-Person Retail Sales eCommerce - YoY Growth In-Person - YoY Growth 87% of U.S. retail sales still in-person as of 4Q 2021, where cash is preferred 12.9%13.0%13.3%13.6%13.6%13.8%15.7%11.4%11.0% 87.1%87.0%86.7%86.4%86.4%86.2%84.3%88.6%89.0% U.S. Total Retail Sales1 1. U.S Census Bureau 2. Mastercard SpendingPulse U.S. Snapshot – March 2022 3. eMarketer – December 2021, February 2022 (2022-2025) $1.2T $1.5T In-person retail sales +20% vs 4Q19 E-commerce Sales Have Moderated Close to Pre-pandemic Levels as a % of Total Retail

5 U.S. Cash Usage Remains Strong, Supporting Our Strategy for Continued Growth In-person sales • Share returning to pre-pandemic levels • $ up 20% 4Q21: $1.5T 4Q19: $1.2T Cash as a % of in-person payments remains strong under- served unvended 400,000 (18%) vended 2.2 million Sources include: U.S Census Bureau, Federal Reserve 2022 Diary of Payment Choice Report, and Brink’s internal estimates 2021 9% 29% Cash 30% Debit 32% Credit Only ~20% of retail locations currently use a cash management solution…large untapped market

6 $0.74 excl. MGI gain $0.50 $0.79 $1.15 2020 2021 2022 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2022 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2020 results in the Appendix. Constant currency represents 2022 results at 2021 exchange rates. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). The f irst quarter 2021 included a gain of $3 million ($0.05 per share) in MGI stock, which was sold in July 2021 and had no impact on f irst quarter 2022 results. First-Quarter 2022 Results Revenue +10% Organic +9% Acq +4% FX (3%) EPS +46%Adj. EBITDA +21%Op Profit +24% Organic +21% Acq +8% FX (4%) +55% excluding $.05 / share MGI gain in 1Q211 $873 $978 $1,074 2020 2021 2022 $63 $90 2020 2021 2022 10.4% Margin 9.2% Margin 7.2% Margin (non-GAAP, $ millions, except EPS) Constant Currency +13% Constant Currency +29% Constant Currency +24% Constant Currency +52% $112 $104 $137 2020 2021 2022 15.4% Margin 14.0% Margin 11.9% Margin $165

7 1Q21 2Q21 3Q21 4Q21 1Q221Q21 2Q21 3Q21 4Q21 1Q22 Revenue Recovery Continues – Q1 Local Currency Revenue Exceeds Pre-Covid Levels North America Latin America2 Europe Rest of World Total2 1. Pro-f orma 2019 Revenue adjusted to include results for businesses acquired in 2020-2022 as if they were owned in 2019. 2. Local Currency excludes Argentina. LC / USD 1Q21 2Q21 3Q21 4Q21 1Q22 1Q21 2Q21 3Q21 4Q21 1Q221Q21 2Q21 3Q21 4Q21 1Q22 LC USD LC USD USD USD LC LC Local Currency USD Quarterly Revenue % vs Pro-forma 2019 Levels1 93% 93% 97% 97% 96% 96% 99% 100% 101% 102% 96% 81% 96% 82% 99% 85% 98% 86% 102% 87% 86% 90% 88% 93% 92% 96% 95% 97% 95% 93% 95% 97% 93% 97% 93% 95% 99% 101% 101% 101% 93% 89% 94% 92% 95% 93% 98% 95% 100% 95% 100%

8 2022 Revenue: Full Recovery to Pre-Covid Levels Expected 92% 96% 97% 95% 100%+ January February March 1Q Actual 2Q Forecast 3Q Forecast 4Q Forecast FY Forecast 2022 Revenue % vs Pro-forma 2019 Levels (USD)1 1. Pro-f orma 2019 Revenue adjusted to include results for businesses acquired in 2020-2022 as if they were owned in 2019. 2. Monthly revenue adjusted for the estimated impact of variance in working days. 21Q 2021 89% 2021 92% 2021 93% 2021 95% Pro-forma 2019 Revenue includes ~$900M for acquired businesses

9 2022 Global Macroeconomic Environment • Global inflation and supply chain − Minimal impact from global supply chain disruptions − Higher fuel costs offset by surcharges − Price increases continue to offset wage inflation pressures − No significant business impact from current conflict between Ukraine and Russia • Covid-19 / Omicron variant − January impact more significant than expected…subsided as the quarter progressed • Rising interest rates and potential recession − Cash usage historically increases during recessions with constrained consumer credit (similar to 2008 recession) • Consumers lose access to credit, increasing the number of unbanked and underbanked households • Unbanked and underbanked households are more dependent on cash • Cash management remains an essential service

First-Quarter 2022 Results by Segment

($ millions)

North America

Revenue +16% | Op Profit (24%)
Constant currency +16% | (24%)

	Revenue	Op Profit
Organic	+6%	(42%)
Acq	+10%	+18%
FX	–	–



% of 2019[1]
93%
102%
$317
$369
$32
10.2% Margin
$24
6.6% Margin
$20[2]
6.3% Margin
2021 2022
2021 2022

Latin America

Revenue +8% | Op Profit +7%
Constant currency +12% | +15%

	Revenue	Op Profit
Organic	+12%	+14%
Acq	–	–
FX	(4%)	(7%)



81%
87%
$270
$291
$59
$63
21.8% Margin
21.6% Margin
2021 2022
2021 2022

Europe

Revenue +4% | Op Profit +40%
Constant currency +11% | +50%

	Revenue	Op Profit
Organic	+10%	+48%
Acq	+1%	+2%
FX	(8%)	(10%)



90%
93%
$214
$222
$11
$15
4.9% Margin
6.7% Margin
2021 2022
2021 2022

Rest of the World

Revenue +9% | Op Profit +9%
Constant currency +11% | +11%

	Revenue	Op Profit
Organic	+8%	+8%
Acq	+4%	+3%
FX	(3%)	(2%)



97%
101%
$177
$192
$30
$33
17.2% Margin
17.3% Margin
2021 2022
2021 2022

Note: Constant currency represents 2022 results at 2021 exchange rates.
1. Pro-forma 2019 Revenue adjusted to include results for businesses acquired in 2021-2022 as if they were owned in 2019.
2. As disclosed in the first quarter of 2021, an accrual adjustment was made that resulted in a positive $12.3 million for the North America segment with a corresponding offset to Corporate expense, resulting in no impact to consolidated operating profit for the quarter. Excluding this adjustment, 2021 first-quarter operating profit for the North America segment would have been $20 million.

BRINKS 10

11 $90 $19 $7 $116 ( $4 ) 2021 Op Profit Organic Acq / Disp* 2022 Before FX Op Profit FX 2022 Op Profit First-Quarter Revenue and Operating Profit vs 2021 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Constant currency represents 2022 results at 2021 exchange rates. *Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. % Change (3%)9% 4% 10%13% Constant Currency Constant Currency % Change 21% 8% 29% Revenue Operating Profit $978 $87 $42 $1,107 ( $33 ) $1,074 2021 Revenue Organic Acq / Disp* 2022 Revenue Before FX FX 2022 Revenue 9.2% Margin 10.4% Margin (non-GAAP, $ millions) $112 (4%) 24% 10.5% Margin

First-Quarter Adjusted EBITDA and EPS vs 2021

(non-GAAP, $ millions, except EPS)

2022 EPS: $1.15 +46% vs PY, +55% ex MGI[1]
2021 EPS: $0.79

Diluted Shares[2]
48.3 million
50.5 million



+21%
$112
10.4%
Margin
($28)
Tax Rate
33.6% in 2021 and
32.2% in 2022
($28)
($1)
$56
$48
$55
$7
($0)
$165
15.4%
Margin
Op Profit
Interest Expense
Taxes
Other
Income from Continuing Ops
D&A
Interest Exp & Taxes
Stock Comp
Marketable Securities
Adj. EBITDA

	Op Profit	Interest Expense	Taxes	Other	Income from Continuing Ops	D&A	Interest Exp & Taxes	Stock Comp	Marketable Securities	Adj. EBITDA
Vs. 2021	$22	($1)	($6)	$0	$16	$3	$7	($1)	$3	$28

Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.
1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). The first quarter 2021 included a gain of $3 million ($0.05 per share) in MGI stock, which was sold in July 2021 and had no impact on first quarter 2022 results.
2. Reduction in diluted shares was driven by $200M in accelerated share repurchase ("ASR") programs of which over 80% was completed in 2021. The remaining amount was completed in April 2022. A total of 2.9 million shares were repurchased under these ASRs at an average repurchase price of $67.92.

BRINKS 12

Strong Free Cash Flow Expected in 2022

(Non-GAAP, $ millions)



Adjusted EBITDA
$755 - $790
D&A / Other
$210
Op Profit
$545 - $580
($70)
($110)
($115)
($180)
$280 - $315
~40% of EBITDA
$290 - $325
Adj. EBITDA
WC, Cash Restructuring & Deferred Payments
Cash Taxes
Cash Interest
Cash CapEx 1
Free Cash Flow before Dividends
Pro-forma excluding deferred payroll taxes

Vs. 2021	$72 - $107	$18	($26)	($9)	($20)	$35 - $70	$15 - $50

- Adjusted EBITDA
- Working Capital and Cash Restructuring: Lower restructuring expected in 2022 post-Covid-19 and G4S acquisition

  $10 Deferred Payments to be made: primarily payroll taxes in US
- Cash Taxes: Higher due to increased income and the timing of payments and refunds
- Cash Interest: Higher due to full-year of acquisitions, share repurchase and interest rate increase
- Cash Capital Expenditures
- Free Cash Flow before Dividends
- Pro-forma excluding deferred payroll taxes

Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.
1. Includes cash proceeds from sale of property, equipment and investments; excludes our initial investment in France to support the take-over of the BPCE ATM network.

BRINKS 13

14 $683 $711 $755 - $790 2021 Actual Q1 2022 TTM Actual 2022 Guidance Net Debt and Leverage 1. Net Debt divided by Adjusted EBITDA. 2. Pro-f orma Net Debt at year-end, considering our 2022 Free Cash Flow Targets. 3. Bank-def ined. Bank defined EBITDA includes TTM EBITDA, plus projected 18 month synergies for acquisitions. Max ratio is 3.75x as of 12/31/21 and 3.5x as of 3/31/22. 4. Net of unamortized debt issuance costs of $10 million as of 12/31/2021 and $10 million as of 3/31/2022. Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the First Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Net Debt Adjusted EBITDA and Financial Leverage Adjusted EBITDA Secured Leverage Ratio3 2.0 $990 $990 $1,301 $1,406 $2,291 $2,396 12/31/2021 Actual 3/31/2022 Actual 12/31/2022 Target Unsecured Senior Notes4 Secured Net Debt Net Debt Leverage Ratio1 3.4 3.4 ~2.7 – 2.9 $2,130 - $2,165 2 (Non-GAAP, $ millions) 2.0 ~1.6 – 1.7

15 Sustainability Update Increasing and improving our global focus on, investment in and disclosure of environmental, social, and governance (“ESG”) principles Brink’s is: • The world’s largest cash management company, and a global leader in facilitating economic inclusion • A signatory to the UN Global Compact and declared supporter of CEO Action for Diversity and Inclusion • Reducing stops, routes and carbon emissions through Brink’s Complete rollout • Expanding dual/alternate fuel vehicles, branch and fleet solar panels, LED lighting penetration and recycling programs Brink’s will: • Release our initial Sustainability Report, targeted for June • Participate in ESG Investor conferences Brink’s France is preserving access to cash in rural areas with Point Cash ATMs

Our Strategic Plan – A New Layer of Growth Upon a Strong Foundation

2022 → 2023 → 2024

Strategy 2.0	**Digital solutions and ATM managed services**
	• Expect to be 5%+ of total revenue in 2022, targeting $500M+ incremental revenue in 2024
	• Brink's Complete retail solutions:
	  • Brink's BLUbeem™ digital cash payment solution now accessible in the Clover® App Market
	  • Continued sales momentum, adding new channel partnerships and app integrations
	• ATM Managed Services:
	  • Signed exclusive agreement with major bank in Baltics
	  • Acquired bank managed service provider in U.S.

Strategy 1.0	**Organic growth and operational excellence** • Expect to drive ~3/4 of organic revenue growth in 2022 from volume, pricing and Covid-19 recovery • Execute "BreakThru" initiatives and incremental improvements by controlling variable costs, indirect expenses and SG&A as revenue increases • Earnings leverage driven by ongoing productivity and cost reductions • Expect ~100 bps of margin improvement

BRINKS 16

17 2022 Guidance Affirmed…On Track to Achieve 2024 Targets Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the First Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. (non-GAAP, $ millions, except EPS and where noted) • Revenue growth of 8-11% with 90-120 bps margin improvement • Margin expansion driven by internal initiatives, cost reductions and operating leverage 2024 Target 2022 Guidance $5,300 – 5,500 $1,000 $795 ~18.5% ~14.5% $4,520 – 4,670 $755 - 790 $545 - 580 ~16.8% ~12.3% 2024 Target vs 2021: Revenue + ~$1.2B CAGR 8 – 9% OP Margin + ~330 bps CAGR 19% Operating Profit Adj. EBITDA Revenue Margin Margin Low Mid High vs 2021 Revenue $4,520 $4,595 $4,670 +8 - 11% Op Profit Margin $545 12.1% $563 12.3% $580 12.4% +16 - 23% Adj. EBITDA Margin $755 16.7% $773 16.8% $790 16.9% +11 - 16% EPS $5.50 $5.75 $6.00 +16 - 26%

Appendix

19 Brink’s Sustainability Principles We are embedding sustainability deeper into our strategy and execution. Strong financial performance alone is not sufficient; we are also improving the impact we have on the environment, society and governance of our business. ENVIRONMENT Reducing our environmental impact by: • Integrating responsible environmental practices in our daily operations • Reducing emissions and increasing the efficiency of our fleet operations through our digital transformation and route optimization GOVERNANCE Enhancing trust with all of our stakeholders by: • Ensuring everything we do aligns with our Code of Ethics • Employing risk management and other processes for responsible operations and ethical decision-making • Adhering to good corporate governance practices, including our focus on Board diversity and robust shareholder rights SOCIAL Promoting inclusion by: • Serving as advocates for cash as a payment method, which supports the unbanked and underbanked • Fostering a diverse, equitable and inclusive workplace • Ensuring our supplier base reflects the diversity of the communities we serve

20 Sustainability Spotlight: France Brink’s France is promoting economic inclusion and protecting freedom of choice for payment methods We are preserving access to cash in rural areas with Point Cash ATMs • Offering affordable ATM solutions for small communities • 2021 program provided 50 rural villages one year of free ATM service • Increasing requests for ATMs in rural areas • Partnering with Nouvelles Ruralités (an association working to raise awareness of the challenges presented in rural areas) We are providing on-line payment access to the unbanked • Launching new on-line cash payment capabilities through a network of 1,600 agents across the country • Enabling account holders at banks and neo-banks to make cash deposits • Enabling customers to pay bills in cash

21 Currency in Circulation Continues to Grow 1. U.S. currency in circulation through March 2022. Source: St. Louis Federal Reserv e (FRED). Monthly Av erage Currency in Circulation (Billions of Dollars, Weekly , Not Seasonally Adjusted) 2. Euro currency in circulation through March 2022. Source: ECB. Monthly Currency in Circulation (Billions, Monthly , Not Seasonally Adjusted) 1991-2021 7% 30-yr CAGR First quarter 2022 7% YoY % Increase 2002-2021 9% 19-yr CAGR First quarter 2022 8% YoY % Increase (Euro, Billions) Euro – Currency in Circulation2 2019 2020 2021 USD – Currency in Circulation1 (USD, Billions) 1,600 1,700 1,800 1,900 2,000 2,100 2,200 2,300 2022 2019 2020 2021 2022 1,000 1,100 1,200 1,300 1,400 1,500 1,600

22 $206 $257 $276 $1,000 $1,000 $1,000 $1,298 $1,228 $1,211 $495 $620 $602 $676 $698 12/31/2020 12/31/2021 3/31/2022 Cash and Debt Capacity Increased liquidity in 2020 • Incremental $590 million Term Loan A closed on April 1, 2020 • Incremental $400 million Senior Notes closed on June 22, 2020 No Maturities until 2024 • Credit Facility matures February 2024 • $600 million 4.625% Senior Notes mature October 2027 • $400 million 5.5% Senior Notes mature July 2025 Interest Rates • Variable interest LIBOR plus 1.75% • $400M USD/EUR interest rate swap saves 151 bps Debt Covenants Amended • Net secured debt leverage ratio of 2.0x vs 3.5x max No legacy liability contributions expected until 2032 Moody’s Ba2 (Stable); S&P BB (Positive)Utilized Revolver Available Revolver Senior Notes Term Loan A Revolver $1 B Fin. Leases & Other Cash ~$1.6 B Liquidity ~$1.2 B Liquidity Strong Financial Health – Ample Liquidity ($ millions, except where noted) ~$1.1 B Liquidity

23 Debt Maturity Profile $70 $70 $1,089 $400 $600 $1,000 2022 2023 2024 2025 2026 2027 Term Loan A Senior Notes Revolver Senior Notes Maturity Schedule for Credit Facility and Senior Notes ($ millions) Term Loan A Amortization

24 Primary US Pension • Based on actuarial assumptions (as of 12/31/21), no cash payments to the plan are needed in the foreseeable future. • Remeasurement occurs every year-end: disclosed in the 2021 annual report on Form 10-K UMWA • Based on actuarial assumptions (as of 12/31/21), cash payments are not needed until 2032 • Remeasurement occurs every year-end: disclosed in the 2021 annual report on Form 10-K Estimated Cash Payments for Legacy Liabilities Term Loan A Payments to Primary U.S. Pension Payments to UMWA $0 $22 $22 $21 $231 2021 2032 2033 2034 After 20342021 2022 2023 2024 2025 2026 No cash payments are expected in foreseeable future ($ millions)

25 2020 Non-GAAP Results Reconciled to GAAP (1 of 3) Amounts may not add due to rounding. See slide 27 for footnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) Q1 Revenues: GAAP 872.8$ Non-GAAP 872.8$ Operating profit (loss): GAAP 26.2$ Reorganization and Restructuring(a) 5.6 Acquisitions and dispositions(a) 19.1 Argentina highly inflationary impact(a) 2.4 Internal loss(a) 9.6 Reporting compliance(a) 0.2 Non-GAAP 63.1$ Interest expense: GAAP (20.0)$ Acquisitions and dispositions(a) 0.7 Non-GAAP (19.3)$ Taxes: GAAP (12.2)$ Retirement plans(c) 1.8 Reorganization and Restructuring(a) 1.3 Acquisitions and dispositions(a) 2.1 Argentina highly inflationary impact(a) (0.2) Internal loss(a) 2.2 Income tax rate adjustment(b) 17.4 Non-GAAP 12.4$ 2020

26 2020 Non-GAAP Results Reconciled to GAAP (2 of 3) Amounts may not add due to rounding. See slide 27 for footnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions, except for per share amounts) Q1 Income (loss) from continuing operations attributable to Brink's: GAAP 1.8$ Retirement plans(c) 5.9 Reorganization and Restructuring(a) 4.2 Acquisitions and dispositions(a) 20.7 Argentina highly inflationary impact(a) 2.6 Internal loss(a) 7.4 Reporting compliance(a) 0.2 Income tax rate adjustment(b) (17.0) Non-GAAP 25.8$ EPS: GAAP 0.03$ Retirement plans(c) 0.12 Reorganization and Restructuring(a) 0.08 Acquisitions and dispositions(a) 0.40 Argentina highly inflationary impact(a) 0.05 Internal loss(a) 0.14 Income tax rate adjustment(b) (0.33) Non-GAAP 0.50$ Depreciation and Amortization: GAAP 45.0$ Acquisitions and dispositions(a) (7.4) Argentina highly inflationary impact(a) (0.7) Non-GAAP 36.9$ 2020

27 2020 Non-GAAP Results Reconciled to GAAP (3 of 3) Amounts may not add due to rounding The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) The 2022 Non-GAAP outlook amounts exclude certain forecasted Non-GAAP adjusting items, such as intangible asset amortization and U.S. retirement plan costs. We have not forecasted the impact of highly inflationary accounting on our Argentina operations in 2022 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We have also not forecasted changes in cash held for customer obligations or proceeds from the sale of property, equipment and inv estments in 2022. The 2022 Non-GAAP outlook amounts for operating profit, EPS from continuing operations, free cash flow before dividends and Adjusted EBITDA cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations in 2022 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We are also unable to f orecast changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2022. a) See “Other Items Not Allocated To Segments” on slide 28 f or details. We do not consider these items to be reflective of our operating performance as they result from events and circumstances that are not a part of our core business. b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 31.8% for 2020. c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. d) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization, non-GAAP share-based compensation and non-GAAP marketable securities (gain) loss. e) There is no dif f erence between GAAP and non-GAAP share-based compensation amounts for the period presented. f) There is no dif f erence between GAAP and non-GAAP marketable securities gain and loss amounts for the period presented. 2020 Q1 Adjusted EBITDA(d): Net income attributable to Brink's - GAAP 1.8$ Interest expense - GAAP 20.0 Income tax provision - GAAP (12.2) Depreciation and amortization - GAAP 45.0 EBITDA 54.6$ Retirement plans(c) 7.7 Reorganization and Restructuring(a) 5.5 Acquisitions and dispositions(a) 14.7 Argentina highly inflationary impact(a) 1.7 Internal loss(a) 9.6 Reporting compliance(a) 0.2 Income tax rate adjustment(b) 0.4 Share-based compensation(e) 7.2 Marketable securities (gain) loss(f) 2.5 Adjusted EBITDA 104.1$

28 Non-GAAP Reconciliation – Other Amounts may not add due to rounding The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Reorganization and Restructuring Other Restructurings Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized a charge of $5.6 million in the first three months of 2020, primarily severance costs. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below: 2020 Acquisitions and Dispositions • Amortization expense for acquisition-related intangible assets was $7.2 million in the first three months of 2020. • We incurred $5.5 million in integration costs related to Dunbar and TVS in the first three months of 2020. • Transaction costs related to business acquisitions were $5.5 million in the first three months of 2020. • Restructuring costs related to acquisitions, primarily Dunbar, were $0.4 million in the first three months of 2020. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In the first three months of 2020, we recognized $2.4 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $1.6 million. These amounts are excluded from non-GAAP results. Internal loss A former non-management employee in our U.S. global services operations embezzled funds from Brink's in prior years. Except for a small deductible amount, the amount of the internal loss related to the embezzlement was covered by our insurance. In an effort to cover up the embezzlement, the former employee intentionally misstated the underlying accounts receivable subledger data. In the first quarter of 2020, we incurred $0.2 million in costs (primarily third party expenses) to reconstruct the accounts receivables subledger. Based on the reconstructed subledger, we were able to analyze and quantify the uncollected receivables from prior periods. Although we planned to attempt to collect these receivables, we estimated an increase to bad debt expense of $9.4 million in the first quarter of 2020. Due to the unusual nature of this internal loss and the related errors in the subledger data, along with the fact that management has excluded these amounts when evaluating internal performance, we have excluded these net charges from segment and non-GAAP results. Reporting compliance Certain compliance costs (primarily third party expenses) are excluded from the first three months of 2020 non-GAAP results. These costs relate to the implementation and January 1, 2019 adoption of the new lease accounting standard ($0.2 million in the first three months of 2020).

29 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) December 31, March 31, (In millions) 2021 2022 Debt: Short-term borrow ings $ 9.8 $ 13.1 Long-term debt 2,956.9 3,081.3 Total Debt 2,966.7 3,094.4 Less: Cash and cash equivalents 710.3 733.0 Amounts held by Cash Management Services operations(a) (34.7) (35.0) Cash and cash equivalents available for general corporate purposes 675.6 698.0 Net Debt $ 2,291.1 $ 2,396.4 a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the follow ing day and w e do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance w ith GAAP. We use Net Debt as a measure of our f inancial leverage. We believe that investors also may f ind Net Debt to be helpful in evaluating our f inancial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance w ith GAAP and should be review ed in conjunction w ith our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, w hich is the most directly comparable f inancial measure calculated and reported in accordance w ith GAAP, December 31, 2021 and March 31, 2022.